UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2012

Date of reporting period:	August 1, 2011 — January 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PSDTX

Putnam Short Duration Income Fund

Semiannual report
1|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Semiannual report
1 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	9

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	17

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Additional risks are listed in the fund’s prospectus.

Message from the Trustees

Dear Fellow Shareholder:

Markets in early 2012 have signaled a more consistently positive direction, supported by strengthening fundamentals. In the United States, where corporate earnings have been strong for more than a year, the employment picture has also brightened in recent months. The Federal Reserve has pledged to leave rates at historic lows at least through the end of 2014, and the beleaguered U.S. housing market has finally shown signs of recovery. The European debt situation and likely recession in that region continue to weigh heavily on markets, of course, alongside high unemployment here at home. However, we are encouraged by the change in investor sentiment.

We believe there are numerous investment opportunities resulting from the many market dislocations in recent years. Putnam’s rigorous bottom-up, fundamental investment approach is well suited to this environment, and the Putnam team is committed to uncovering returns for our shareholders, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not available from traditional money market funds. The managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Investing since 1989

Joanne M. Driscoll, CFA
Investing since 1992

Kevin F. Murphy
Investing since 1988

Raman Srivastava, CFA
Investing since 1997

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
ABCP	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
MBS		✓
CMBS		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. The short-term performance of a relatively new fund is not necessarily indicative of its long-term prospects. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. The fund had expense limitations during the period, without which returns would have been lower.

Interview with your fund’s portfolio manager

How did the bond markets perform since the fund’s inception in late 2011?

Uncertainty remained high in the fourth quarter as the significant macroeconomic challenges that dominated headlines throughout 2011 continued to weigh on investor confidence. Treasury rates in the United States declined slightly amid solid demand, while discussions over reducing the size of the federal deficit continued to take center stage heading into the election year. Outside the United States, little progress appeared to be made in the European sovereign debt situation despite ongoing negotiations. Against this backdrop, high-quality, short-term debt instruments such as those the fund invests in continued to see solid demand.

This fund is not a money market fund. What are some of the key differences between Putnam Short Duration Income Fund and a traditional money market fund?

Money market funds are a highly regulated type of investment governed by the Securities Exchange Commission’s Rule 2a-7 under the Investment Company Act of 1940. That rule dictates which securities a money market fund can invest in based on a number of criteria, including credit quality and maturity, among other factors. Putnam Short Duration Income Fund is not governed by this

This comparison shows your fund’s performance in the context of broad market indexes for the period 10/17/11 (commencement of operations) to 1/31/12. See pages 4 and 9–10 for additional fund performance information. Index descriptions can be found on pages 12–13. The short-term results of a new fund are not necessarily indicative of its long-term prospects.

rule, and as a result the fund is able to invest in a broader range of sectors and securities that may offer higher yields without, in our view, taking on significantly more risk.

The other key difference is in how the fund calculates its net asset value [NAV], or share price. Most money market funds seek to offer a stable NAV of $1.00 per share that is designed to remain unchanged over time. While there is no guarantee that money market funds will achieve this goal, this stability is one of their key selling points. Putnam Short Duration Income Fund offers a floating NAV based on the market value of the assets in the portfolio. While it is our goal to limit the volatility in the fund’s share price, some fluctuation is to be expected.

What type of investors might be interested in the fund?

We manage the fund to maintain a conservative risk profile with low volatility, while still seeking to offer a yield above what is possible through money market securities. With that in mind, the fund may be appropriate for investors who are considering a conservative short-term investment, or who would benefit from the fund’s monthly income distributions.

What is your outlook for 2012?

Although the U.S. economy appears to be strengthening, there is a significant amount of uncertainty in the market. The sovereign debt situation in Europe remains highly fluid, with the implications for the global financials sector and other economies difficult to predict. While we are optimistic that U.S.

Credit qualities are shown as a percentage of net assets as of 1/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

economic data will continue to improve, volatility in both the stock and bond markets is likely to persist over the near term. Against that backdrop, we believe the conservative approach Putnam Short Duration Income Fund offers may be attractive to investors seeking limited volatility.

Thank you, Michael, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Joanne M. Driscoll, CFA; Kevin F. Murphy; and Raman Srivastava, CFA.

Allocations are represented as a percentage of portfolio value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

IN THE NEWS

The U.S. unemployment rate fell to 8.3% in January, with the nation’s employers adding 243,000 jobs, according to the Labor Department. This was the fastest pace of job growth since April 2011 and was the fifth straight month of unemployment rate declines. The nation’s jobless rate is still above the 5.2%-to-6% range that Federal Reserve (Fed) officials say is consistent with maximum employment. According to the Labor Department, 12.8 million Americans remain unemployed. In testimony before the Senate Budget Committee in early February, Fed Chairman Ben S. Bernanke said that the U.S. job market is far from “operating normally.” The Fed chairman reiterated that the Fed’s benchmark interest rate will remain near zero at least through late 2014, and again called on U.S. lawmakers to reduce the federal deficit.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period ended January 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent performance since the fund’s inception date of October 17, 2011. Past performance does not guarantee future results, and the short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return at net asset value for the period ended 1/31/12

	Class A	Class B	Class C	Class M	Class R	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)

Life of fund	0.07%	0.02%	0.02%	0.05%	0.02%	0.08%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects..

Comparative index returns For the period ended 1/31/12

	BofA Merrill Lynch	Lipper Short Investment Grade Debt
	U.S. Treasury Bill Index	Funds category average*

Life of fund	0.01%	1.26%

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* For the life-of-fund period ended 1/31/12, there were 272 funds in this Lipper category.

Fund price and distribution information For the period ended 1/31/12

Distributions	Class A	Class B	Class C	Class M	Class R	Class Y

Number	2	2	2	2	2	2

Income	$0.006	$0.002	$0.002	$0.005	$0.002	$0.008

Capital gains	—	—	—	—	—	—

Total	$0.006	$0.002	$0.002	$0.005	$0.002	$0.008

Share value at net asset value

10/17/11*	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00

1/31/12	10.00	10.00	10.00	10.00	10.00	10.00

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter
Total return at net asset value for the period ended 12/31/11

	Class A	Class B	Class C	Class M	Class R	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)

Life of fund	0.04%	–0.08%	–0.08%	0.02%	–0.08%	0.05%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During the period from the fund’s inception (10/17/11) through 1/31/12, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Estimated net expenses for the fiscal year
ended 7/31/12*	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%

Estimated total annual operating expense ratio
for the fiscal year ended 7/31/12	1.07%	1.47%	1.47%	1.12%	1.47%	0.97%

Annualized expense ratio for the period from
10/17/11 (commencement of operations)
to 1/31/12	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 10/30/12.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 17, 2011 (commencement of operations), to January 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.17	$2.34	$2.34	$1.32	$2.34	$0.88

Ending value (after expenses)	$1,000.70	$1,000.20	$1,000.20	$1,000.50	$1,000.20	$1,000.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 10/17/11 (commencement of operations) to 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid from October 17, 2011 (commencement of operations), to January 31, 2012, use the following calculation method. To find the value of your investment on October 17, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.18	$2.35	$2.35	$1.32	$2.35	$0.88

Ending value (after expenses)	$1,013.45	$1,012.28	$1,012.28	$1,013.30	$1,012.28	$1,013.74

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the period from 10/17/11 (commencement of operations) to 1/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. The CDSC for class B shares obtained in an exchange of class B shares of another Putnam fund declines over time from a 5% maximum during the first year after the original purchase to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares obtained in an exchange of class C shares of another Putnam fund is 1% for one year after the original purchase. Class C shares purchased directly from the fund are not subject to a CDSC.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to class M shares that were obtained either directly, or by exchanging shares from another Putnam fund that were originally purchased without a sales charge, from certain rollover accounts if redeemed within one year of purchase. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined

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by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2012, Putnam employees had approximately $325,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

In June 2011, the Putnam funds’ Board of Trustees, which oversees the management of each Putnam fund, approved your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requested and evaluated all information it deemed reasonably necessary under the circumstances in connection with its approval of your fund’s management and sub-management contracts. On June 16, 2011, the Contract Committee met with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Trustees also took into consideration the Contract Committee’s review and consideration of the other Putnam funds’ management and sub-management contracts and related information over the course of several months leading up to their June 2011 meeting. Over this period, the Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees.

On June 17, 2011, the Contract Committee recommended, and the Independent Trustees approved, your fund’s management and sub-management contracts. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the proposed fee schedule for your fund represented reasonable compensation in light of the nature and quality of the services to be provided to the fund, the fees paid by competitive funds, and the costs expected to be incurred by Putnam Management in providing services, and

• That the proposed fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at anticipated asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund were considered in light of fee arrangements for other Putnam funds, which are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements for other Putnam funds in the current and prior years.

Management fee schedules and total expenses

The Trustees considered the proposed management fee schedule for your fund, including fee levels and breakpoints, in light of the fund’s proposed investment program. The Trustees also focused on the competitiveness of your fund’s fee schedule in comparison to other Putnam funds and to market competitors.

The Trustees considered that, like most Putnam open-end funds, your fund’s proposed fee schedule has the benefit of breakpoints that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

The Trustees also focused on the competitiveness of your fund’s projected total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). In addition, Putnam Management agreed to waive fees (and to the extent necessary, bear other expenses) so as to limit the total expenses of your fund (exclusive of brokerage, interest, taxes, investment-related and extraordinary expenses, payments under the fund’s distribution plan and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) to an annual rate of 0.30% of the fund’s average net assets through at least October 30, 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve your fund’s management and sub-management contracts.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the proposed management fees scheduled for your fund are reasonable.

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Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ decision to approve your fund’s management and sub-management contracts. The Trustees are assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

Because your fund was not yet operational, the Trustees were not able to consider your fund’s performance before their initial approval of your fund’s management and sub-management contracts.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with its review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s proposed investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its proposed distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the proposed fees to be paid by your fund to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/12 (Unaudited)

COMMERCIAL PAPER (44.9%)*	Principal amount	Value

ABN AMRO Group NV commercial paper with an effective yield
of 0.388%, February 27, 2012 (Netherlands)	$290,000	$289,916

Alpine Securitization Corp. asset-backed commercial paper with
an effective yield of 0.441%, February 24, 2012 (Switzerland)	300,000	299,914

Australia & New Zealand Banking Group, Ltd. commercial paper with
an effective yield of 0.457%, April 26, 2012 (Australia)	300,000	299,904

BMW U.S. Capital, LLC commercial paper 144A with an effective
yield of 0.020%, July 25, 2012	300,000	299,799

BP Capital Markets PLC commercial paper with an effective yield
of 0.247%, February 8, 2012 (United Kingdom)	250,000	249,988

Bryant Park Funding, LLC asset-backed commercial paper with
an effective yield of 0.165%, February 6, 2012	350,000	349,992

CAFCO, LLC asset-backed commercial paper with an effective yield
of 0.447%, March 26, 2012	300,000	299,798

Chariot Funding, LLC asset-backed commercial paper with an effective
yield of 0.167%, February 21, 2012	358,000	357,966

CHARTA, LLC asset-backed commercial paper with an effective yield
of 0.517%, April 16, 2012	300,000	299,715

CIESCO-LP asset-backed commercial paper with an effective yield
of 0.428%, June 15, 2012	310,000	309,789

COFCO Capital Corp. commercial paper with an effective yield
of 0.309%, February 23, 2012	300,000	299,941

Commonwealth Bank of Australia commercial paper with an
effective yield of 0.497%, April 17, 2012 (Australia)	300,000	299,727

Daimler Finance North America, LLC commercial paper with an
effective yield of 0.539%, February 9, 2012	300,000	299,963

Danske Corp. commercial paper with an effective yield of 0.203%,
February 7, 2012 (Denmark)	310,000	309,988

Devon Energy Corp. commercial paper with an effective yield
of 0.366%, February 6, 2012	300,000	299,984

Diageo Capital PLC commercial paper with an effective yield
of 0.640%, February 17, 2012 (United Kingdom)	300,000	299,913

DnB NOR Bank ASA commercial paper with an effective yield
of zero %, April 25, 2012 (Norway)	300,000	299,940

FCAR Owner Trust I asset-backed commercial paper with an effective
yield of 0.427%, April 2, 2012	300,000	299,889

Gemini Securitization Corp., LLC asset-backed commercial paper with
an effective yield of 0.386%, February 16, 2012	311,000	310,948

ING America Insurance Holding, Inc. commercial paper with an
effective yield of 0.859%, February 7, 2012	325,000	324,951

Liberty Mutual Group, Inc. commercial paper with an effective yield
of 0.544%, February 7, 2012	300,000	299,972

Marriott International, Inc./DE commercial paper with an effective
yield of 0.534%, February 1, 2012	300,000	300,000

Nationwide Building Society commercial paper with an effective
yield of 0.603%, April 25, 2012 (United Kingdom)	325,000	324,626

NBCUniversal Media, LLC commercial paper with an effective yield
of 0.437%, February 1, 2012	300,000	300,000

Nisource Finance Corp. commercial paper with an effective yield
of 0.955%, February 17, 2012	300,000	299,867

COMMERCIAL PAPER (44.9%)* cont.	Principal amount	Value

NRW.BANK commercial paper with an effective yield of 0.283%,
February 13, 2012 (Germany)	$200,000	$199,980

Prudential PLC commercial paper with an effective yield of 0.567%,
February 6, 2012 (United Kingdom)	350,000	349,971

Royal Bank of Scotland PLC (The) commercial paper with an
effective yield of 0.564%, April 11, 2012 (United Kingdom)	300,000	299,383

Sheffield Receivables Corp. asset-backed commercial paper with
an effective yield of 0.373%, February 6, 2012 (United Kingdom)	350,000	349,982

Standard Chartered Bank/New York commercial paper with an
effective yield of 0.597%, May 31, 2012	300,000	299,442

Suncorp Group, Ltd. commercial paper with an effective yield
of 0.532%, April 4, 2012 (Australia)	300,000	299,787

Swedbank AB commercial paper with an effective yield of 0.540%,
February 2, 2012 (Sweden)	300,000	299,995

TransCanada PipeLines, Ltd. commercial paper with an effective
yield of 0.417%, February 6, 2012 (Canada)	300,000	299,982

UBS Finance Delaware, LLC commercial paper with an effective
yield of 0.569%, April 10, 2012 (Switzerland)	300,000	299,772

Viacom, Inc. commercial paper with an effective yield of 0.416%,
February 24, 2012	325,000	324,911

Vodafone Group PLC commercial paper 144A with an effective
yield of 1.044%, July 9, 2012 (United Kingdom)	300,000	298,950

Windmill Funding I Corp. asset-backed commercial paper with
an effective yield of 0.404%, March 27, 2012 (United Kingdom)	325,000	324,796

Working Capital Management Co. asset-backed commercial paper
with an effective yield of 0.331%, February 24, 2012 (Japan)	325,000	324,929

Xerox Corp. commercial paper with an effective yield of 0.523%,
February 6, 2012	300,000	299,978

Total commercial paper (cost $11,897,498)		$11,898,348

CORPORATE BONDS AND NOTES (34.3%)*	Principal amount	Value

Aerospace and defense (0.5%)
McDonnell Douglas Corp. sr. unsec. bonds 9.75s, 2012 (Canada)	$130,000	$131,917

		131,917
Automotive (1.1%)
Toyota Motor Credit Corp. sr. unsec. unsub. notes FRN Ser. MTN,
0.777s, 2013	300,000	300,354

		300,354
Banking (8.4%)
Australia & New Zealand Banking Group, Ltd. 144A sr. unsec. notes
FRN 0.783s, 2012 (Australia)	200,000	199,952

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes FRN
Ser. MTNG, 0.671s, 2012	250,000	250,028

Bank One Corp. unsec. sub. notes 5.25s, 2013	300,000	313,213

Barclays Bank PLC sr. unsec. unsub. notes 2.50s, 2013
(United Kingdom)	300,000	302,374

BB&T Corp. sr. unsec. unsub. notes 3.85s, 2012	300,000	304,839

Citigroup, Inc. sr. unsec. notes FRN 0.68s, 2012	300,000	299,594

Citigroup, Inc. sr. unsec. unsub. notes 5.25s, 2012	35,000	35,103

Countrywide Financial Corp. company guaranty sr. unsec. unsub.
notes FRN Ser. MTN, 0.875s, 2012	200,000	199,435

HSBC Bank PLC 144A FRN 0.882s, 2012 (United Kingdom)	200,000	200,150

CORPORATE BONDS AND NOTES (34.3%)* cont.	Principal amount	Value

Banking cont.
Wachovia Bank NA sr. unsec. sub. notes FRN, Ser. BKNT,
0.812s, 2014	$43,000	$40,956

Westpac Banking Corp. sr. unsec. unsub. bonds 2.25s, 2012
(Australia)	90,000	91,132

		2,236,776
Beverage (0.9%)
Coca-Cola Co. (The) sr. unsec. unsub. notes FRN 0.507s, 2012	245,000	245,160

		245,160
Chemicals (2.2%)
Dow Chemical Co. (The) sr. unsec. notes 4.85s, 2012	222,000	226,662

E.I. du Pont de Nemours & Co. sr. unsec. notes 4.75s, 2012	250,000	257,795

Praxair, Inc. sr. unsec. notes 6.375s, 2012	100,000	100,935

		585,392
Computers (1.1%)
Hewlett-Packard Co. sr. unsec. notes FRN 0.637s, 2012	300,000	299,988

		299,988
Consumer finance (1.9%)
American Express Credit Corp. sr. unsec. notes FRN Ser. MTNC,
0.395s, 2012	305,000	304,904

American Honda Finance Corp. 144A sr. unsec. notes FRN Ser. MTN,
0.805s, 2012	200,000	200,321

		505,225
Electric utilities (1.2%)
KCP&L Greater Missouri Operations Co. sr. unsec. unsub. notes
11.875s, 2012	300,000	312,785

		312,785
Financial (1.5%)
General Electric Capital Corp. sr. unsec. unsub. notes FRN
Ser. MTNA, 1.388s, 2013	300,000	302,618

General Electric Capital Corp. sr. unsec. unsub. notes FRN
Ser. MTN, 0.702s, 2012	100,000	100,062

		402,680
Food (1.2%)
Kraft Foods, Inc. sr. unsec. unsub. notes 6.25s, 2012	200,000	203,451

Kraft Foods, Inc. sr. unsec. unsub. notes FRN 1.457s, 2013	100,000	100,341

		303,792
Insurance (4.3%)
Allstate Corp. (The) sr. unsec. unsub. notes 6.125s, 2012	200,000	200,436

Jackson National Life Global Funding Co. 144A sr. notes Ser. GMTN
6.125s, 2012	320,000	324,984

MetLife Global Funding I 144A sr. unsub. notes FRN 0.796s, 2012	200,000	199,981

MetLife Institutional Funding II 144A FRN 0.98s, 2012	100,000	100,042

New York Life Global Funding 144A sr. notes FRN 0.631s, 2012	300,000	299,870

		1,125,313
Investment banking/brokerage (1.3%)
TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub.
notes 2.95s, 2012	350,000	356,493

		356,493
Media (0.6%)
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTNB,
6.375s, 2012	165,000	165,844

		165,844

CORPORATE BONDS AND NOTES (34.3%)* cont.	Principal amount	Value

Natural gas utilities (1.5%)
Kinder Morgan Energy Partners LP sr. unsec. notes 7.125s, 2012	$290,000	$292,253

Total Capital SA company guaranty sr. unsec. unsub. notes
Ser. EMTN, 5s, 2012 (France)	90,000	91,191

		383,444
Oil and gas (1.8%)
BP Capital Markets PLC company guaranty sr. unsec notes Ser. EMTN,
2.75s, 2012 (United Kingdom)	169,000	169,256

Motiva Enterprises, LLC 144A sr. unsec. unsub. notes 5.2s, 2012	300,000	305,892

		475,148
Retail (3.6%)
Kroger Co. (The) company guaranty sr. unsec. unsub. notes
6.75s, 2012	300,000	303,646

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.35s, 2012	340,000	341,715

Target Corp. sr. unsec. notes FRN 0.61s, 2013	300,000	300,272

		945,633
Telephone (1.2%)
Verizon New England, Inc. sr. unsec. debs. Ser. C, 4.75s, 2013	300,000	316,343

		316,343

Total corporate bonds and notes (cost $9,081,293)		$9,092,287

CERTIFICATES OF DEPOSIT (13.3%)*	Interest	Maturity	Principal
	rate (%)	date	amount	Value

Bank of Montreal/Chicago, IL FRN (Canada)	0.760	10/25/12	$300,000	$300,075

Bank of Nova Scotia/Houston FRN	1.107	1/27/14	300,000	300,000

Bank of Tokyo-Mitsubishi UFJ, Ltd. FRN (Japan)	0.877	9/4/12	327,000	326,438

Canadian Imperial Bank of Commerce/
New York, NY FRN (Canada)	0.485	10/15/12	350,000	350,004

Capital One Bank USA, NA FRN	0.704	2/21/12	300,000	299,926

National Australia Bank, Ltd. (Australia)	0.500	4/23/12	350,000	350,308

Nordea Bank Finland PLC/New York FRN	1.023	4/5/13	175,000	174,151

Nordea Bank Finland PLC/New York FRN	0.915	2/6/13	233,000	232,388

Royal Bank of Canada/New York, NY
FRN (Canada)	0.439	10/22/12	350,000	349,997

Svenska Handelsbanken, Inc. FRN (Sweden)	0.746	3/29/12	300,000	300,013

Toronto-Dominion Bank/NY FRN (Canada)	0.582	10/19/12	300,000	299,904

Westpac Banking Corp./NY FRN (Australia)	0.375	6/15/12	250,000	249,903

Total certificates of deposit (cost $3,534,052)				$3,533,107

MORTGAGE-BACKED SECURITIES (3.7%)*	Principal amount	Value

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 07-PW17, Class A2, 5.57s, 2050	$98,049	$98,049
Ser. 05-PWR9, Class A2, 4.74s, 2042 F	60,503	60,523

Commercial Mortgage Pass-Through Certificates Ser. 06-C8,
Class A2B, 5.25s, 2046	120,831	121,214

CS First Boston Mortgage Securities Corp. Ser. 03-C3, Class B,
4.05s, 2038	150,000	149,070

Federal National Mortgage Association Ser. 04-61, Class CO, PO,
zero %, 2031	23,844	23,677

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Greenwich Capital Commercial Funding Corp.
Ser. 07-GG11, Class A2, 5.60s, 2049	$120,000	$123,090
Ser. 05-GG5, Class A2, 5.12s, 2037	127,100	127,582

LB-UBS Commercial Mortgage Trust Ser. 07-C1, Class A2,
5.32s, 2040	165,739	165,878

Structured Asset Securities Corp. 144A FRB Ser. 04-NP2, Class A,
0.63s, 2034	78,524	62,808

Wachovia Bank Commercial Mortgage Trust Ser. 05-C16, Class B,
4.945s, 2041	50,000	47,000

Total mortgage-backed securities (cost $980,131)		$978,891

INVESTMENT COMPANIES (2.5%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.08% [e]	650,109	$650,109

Total investment companies (cost $650,109)		$650,109

REPURCHASE AGREEMENTS (0.9%)*	Principal amount	Value

Interest in $53,000,000 joint tri-party term repurchase agreement dated 1/23/12 with JPMorgan Securities, LLC due 2/23/12, 0.30%
(collateralized by various corporate bonds and notes with coupon rates ranging from 5.75% to 6.75% and due dates ranging from
7/30/19 to 10/15/39, valued at $55,650,255) TR	$250,000	$250,000

Total repurchase agreements (cost $250,000)		$250,000

TOTAL INVESTMENTS

Total investments (cost $26,393,083)		$26,402,742

Key to holding’s abbreviations

ASC 820	Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B
MTNC	Medium Term Notes Class C
MTNG	Medium Term Notes Class G
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from the period October 17, 2011 (commencement of operations) through January 31, 2012 (the reporting period).

* Percentages indicated are based on net assets of $26,503,705.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

TR Maturity value of a term repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	63.0%	Denmark	1.2%

United Kingdom	12.0	Norway	1.1

Australia	6.8	Netherlands	1.1

Canada	6.6	Germany	0.8

Japan	2.5	France	0.3

Sweden	2.3	Total	100.0%

Switzerland	2.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Certificates of deposit	$—	$3,533,107	$—

Commercial paper	—	11,898,348	—

Corporate bonds and notes	—	9,092,287	—

Investment companies	650,109	—	—

Mortgage-backed securities	—	978,891	—

Repurchase agreements	—	250,000	—

Totals by level	$650,109	$25,752,633	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $25,742,974)	$25,752,633
Affiliated issuers (identified cost $650,109) (Note 6)	650,109

Interest and other receivables	85,340

Receivable for shares of the fund sold	428,443

Receivable from Manager (Note 2)	48,510

Unamortized offering costs (Note 1)	113,757

Total assets	27,078,792

LIABILITIES

Payable for investments purchased	376,311

Payable for shares of the fund repurchased	103

Payable for investor servicing fees (Note 2)	261

Payable for custodian fees (Note 2)	3,412

Payable for Trustee compensation and expenses (Note 2)	15

Payable for administrative services (Note 2)	48

Payable for distribution fees (Note 2)	2,481

Payable for offering costs (Note 1)	160,936

Other accrued expenses	31,520

Total liabilities	575,087

Net assets	$26,503,705

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$26,491,124

Undistributed net investment income (Note 1)	2,187

Accumulated net realized gain on investments (Note 1)	735

Net unrealized appreciation of investments	9,659

Total — Representing net assets applicable to capital shares outstanding	$26,503,705

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($24,302,628 divided by 2,429,083 shares)	$10.00

Net asset value and offering price per class B share ($158,522 divided by 15,858 shares)*	$10.00

Net asset value and offering price per class C share ($1,031,947 divided by 103,246 shares)*	$10.00

Net asset value, offering price and redemption price per class M share
($162,273 divided by 16,219 shares)	$10.00

Net asset value, offering price and redemption price per class R share
($99,992 divided by 10,002 shares)	$10.00

Net asset value, offering price and redemption price per class Y share
($748,343 divided by 74,798 shares)	$10.00

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 10/17/11 (commencement of operations) to 1/31/12 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $509 from investments in affiliated issuers) (Note 6)	$43,105

EXPENSES

Compensation of Manager (Note 2)	23,308

Investor servicing fees (Note 2)	493

Custodian fees (Note 2)	3,428

Trustee compensation and expenses (Note 2)	357

Administrative services (Note 2)	192

Distribution fees — Class A (Note 2)	6,088

Distribution fees — Class B (Note 2)	191

Distribution fees — Class C (Note 2)	982

Distribution fees — Class M (Note 2)	61

Distribution fees — Class R (Note 2)	146

Amortization of offering costs (Note 1)	47,179

Reports to shareholders	6,366

Auditing	24,578

Other	4,396

Fees waived and reimbursed by Manager (Note 2)	(90,738)

Total expenses	27,027

Expense reduction (Note 2)	(23)

Net expenses	27,004

Net investment income	16,101

Net realized gain on investments (Notes 1 and 3)	735

Net unrealized appreciation of investments during the period	9,659

Net gain on investments	10,394

Net increase in net assets resulting from operations	$26,495

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

For the period 10/17/11
(commencement of
INCREASE IN NET ASSETS	operations) to 1/31/12*

Operations:
Net investment income	$16,101

Net realized gain on investments	735

Net unrealized appreciation of investments	9,659

Net increase in net assets resulting from operations	26,495

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,909)

Class B	(26)

Class C	(183)

Class M	(82)

Class R	(18)

Class Y	(696)

Increase from capital share transactions (Note 4)	6,491,124

Total increase in net assets	6,503,705

NET ASSETS

Beginning of period (Note 5)	20,000,000

End of period (including undistributed net investment income of $2,187)	$26,503,705

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio of net
	Net asset		Net realized							Ratio	investment
	value,		and unrealized	Total from	From			Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	(%)

Class A
January 31, 2012**†	$10.00	.01	— [e]	.01	(.01)	(.01)	$10.00	.07*	$24,303	.12*	.07*	—*

Class B
January 31, 2012**†	$10.00	— [e]	— [e]	— [e]	— [e]	— [e]	$10.00	.02*	$159	.23*	(.04)*	—*

Class C
January 31, 2012**†	$10.00	— [e]	— [e]	— [e]	— [e]	— [e]	$10.00	.02*	$1,032	.23*	(.02)*	—*

Class M
January 31, 2012**†	$10.00	.01	— [e]	.01	(.01)	(.01)	$10.00	.05*	$162	.13*	.07*	—*

Class R
January 31, 2012**†	$10.00	— [e]	— [e]	— [e]	— [e]	— [e]	$10.00	.02*	$100	.23*	(.05)*	—*

Class Y
January 31, 2012**†	$10.00	.01	— [e]	.01	(.01)	(.01)	$10.00	.08*	$748	.09*	.13*	—*

* Not annualized.

** Unaudited.

† For the period October 17, 2011 (commencement of operations) to January 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitations in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets

January 31, 2012	0.41%

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28	29

Notes to financial statements 1/31/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States or only by the credit of a federal agency or government sponsored entity, domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments, repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years.

The fund offers class A, class B (only in exchange for class B shares of another Putnam Fund), class C, class M, class R and class Y shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam Fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam Fund have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class Y shares are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 17, 2011 (commencement of operations) through January 31, 2012.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value (NAV). The NAV of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $26,393,083, resulting in gross unrealized appreciation and depreciation of $53,055 and $43,396, respectively, or net unrealized appreciation of $9,659.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $160,936 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds, except Putnam Money Market Liquidity Fund or any other Putnam funds that do not charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.500%	of the first $5 billion,
0.450%	of the next $5 billion,
0.400%	of the next $10 billion,
0.350%	of the next $10 billion,
0.300%	of the next $50 billion,
0.280%	of the next $50 billion,
0.270%	of the next $100 billion and
0.265%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through October 30, 2012, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $17,287 as a result of this limit.

Putnam Management has also contractually agreed, through October 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $73,451 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $23 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $18, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of no monies in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,635,894 and no monies, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	For the period 10/17/11
	(commencement of operations) to 1/31/12

Class A	Shares	Amount

Shares sold	483,011	$4,830,123

Shares issued in connection with
reinvestment of distributions	1,291	12,906

	484,302	4,843,029

Shares repurchased	(5,219)	(52,190)

Net increase	479,083	$4,790,839

	For the period 10/17/11
	(commencement of operations) to 1/31/12

Class B	Shares	Amount

Shares sold	7,023	$70,160

Shares issued in connection with
reinvestment of distributions	2	25

	7,025	70,185

Shares repurchased	(1,167)	(11,658)

Net increase	5,858	$58,527

	For the period 10/17/11
	(commencement of operations) to 1/31/12

Class C	Shares	Amount

Shares sold	196,103	$1,959,076

Shares issued in connection with
reinvestment of distributions	18	183

	196,121	1,959,259

Shares repurchased	(102,875)	(1,027,718)

Net increase	93,246	$931,541

	For the period 10/17/11
	(commencement of operations) to 1/31/12

Class M	Shares	Amount

Shares sold	6,211	$62,121

Shares issued in connection with
reinvestment of distributions	8	82

	6,219	62,203

Shares repurchased	—	—

Net increase	6,219	$62,203

	For the period 10/17/11
	(commencement of operations) to 1/31/12

Class R	Shares	Amount

Shares sold	—	$10

Shares issued in connection with
reinvestment of distributions	2	18

	2	28

Shares repurchased	—	—

Net increase	2	$28

	For the period 10/17/11
	(commencement of operations) to 1/31/12

Class Y	Shares	Amount

Shares sold	126,739	$1,267,425

Shares issued in connection with
reinvestment of distributions	72	696

	126,811	1,268,121

Shares repurchased	(62,013)	(620,135)

Net increase	64,798	$647,986

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	1,951,170	80.33%	$19,511,700

Class B	10,002	63.07	100,020

Class C	10,002	9.69	100,020

Class M	10,005	61.69	100,050

Class R	10,002	100.00	100,020

Class Y	10,008	13.38	100,080

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on October 17, 2011. Prior to October 17, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued

Class A	$19,500,000	1,950,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $509 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $30,580,235 and

$29,930,126, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer
	and Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
Jameson A. Baxter, Chair	Accounting Officer	Susan G. Malloy
Ravi Akhoury		Vice President and
Barbara M. Baumann	Robert R. Leveille	Assistant Treasurer
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill
Paul L. Joskow

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA736
272727 3/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 30, 2012